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                                                                    Exhibit 10.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 20-F, into the Company's previously filed Registration Statement on Form S-8 (File No. 333-60568).


                                    ARTHUR ANDERSEN
                                    Wirtschaftsprufungsgesellschaft
                                    Steuerberatungsgesellschaft mbH



                                    Nendza                    Schneider
                                    Wirtschaftsprufer         Wirtschaftsprufer


Hamburg, Germany
June 27, 2001